UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 3, 2023
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

800 N. Glebe Road	,	Suite 500	,	Arlington	,	Virginia	,	22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On November 3, 2023, Evolent Health, Inc., (the “Company”) filed a prospectus supplement to its Registration Statement on Form S-3ASR filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 3, 2022 (No. 333-266495) (the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”) with respect to the resale of up to 8,474,576 shares of the Company’s Class A common stock, par value $0.01 per share (“Common Stock”) by the selling stockholders named therein (the “Acquisition Shares”) (the “Acquisition Share Prospectus Supplement”). The Acquisition Shares were issued on January 20, 2023 to Magellan Health, Inc., a Delaware corporation (“Magellan Health”) as consideration in connection with the Company’s acquisition of National Imaging Health, Inc. and certain assets held by Magellan Health, and/or certain of its subsidiaries used in the Magellan Specialty Health Division (the “NIA Acquisition”) and subsequently sold to the selling stockholders named in the Acquisition Share Prospectus Supplement. In connection with the filing of Acquisition Share Prospectus Supplement, the Company is filing a legal opinion as Exhibit No. 5.1 to this current report on Form 8-K, which is incorporated by reference into the Registration Statement.

On November 3, 2023, the Company filed a separate prospectus supplement that forms part of the Registration Statement with respect to the resale of up to 4,375,000 shares of the Company’s Common Stock, issuable upon conversion of 175,000 shares of the Company’s Cumulative Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), by the selling stockholders named therein (the “Conversion Share Prospectus Supplement”). The Series A Preferred Stock was issued to the selling stockholders named in the Conversion Share Prospectus Supplement in connection with the NIA Acquisition. In connection with the filing of Conversion Share Prospectus Supplement, the Company is filing a legal opinion as Exhibit No. 5.2 to this current report on Form 8-K, which is incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of King & Spalding LLP
5.2	Opinion of King & Spalding LLP
23.1	Consent of King & Spalding LLP (included in Exhibit 5.1)
23.2	Consent of King & Spalding LLP (included in Exhibit 5.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

Date: November 3, 2023	By:	/s/ Jonathan D. Weinberg
	Name:	Jonathan D. Weinberg
	Title:	General Counsel and Secretary